UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2025

OptimizeRx Corporation

(Exact name of registrant as specified in its charter)

Nevada	001-38543	26-1265381
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

260 Charles Street, Suite 302, Waltham, MA	02453
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 248-651-6568

                           Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value	OPRX	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company’s 2025 Annual Meeting of Stockholders (“Annual Meeting”) was held on June 11, 2025. During the Annual Meeting, stockholders were asked to consider and vote upon three proposals: (1) to elect five directors, each to serve for a term that expires at the next annual meeting of stockholders and until his or her successor has been elected and qualified or until his or her earlier death, resignation or removal; (2) to approve, on an advisory basis, the compensation of the Company’s named executive officers; and (3) to ratify UHY LLP as the Company’s independent registered public accounting firm for the 2025 fiscal year ending on December 31, 2025.

On the record date of April 29, 2025, there were 18,493,447 shares of the Company’s common stock issued and outstanding and entitled to vote at the Annual Meeting. For each proposal, the results of the stockholder voting were as follows:

1.	The following nominees were each elected to serve as director for a term that expires at the next annual meeting of stockholders and until his or her successor has been elected and qualified or until his or her earlier death, resignation or removal based upon the following votes:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Lynn O’Connor Vos	7,678,993	5,380,016	2,874,955
Catherine Klema	11,050,447	2,008,562	2,874,955
James Lang	8,291,707	4,767,302	2,874,955
Patrick Spangler	7,413,854	5,645,155	2,874,955
Gregory D. Wasson	8,809,348	4,249,661	2,874,955

2.	The compensation of the Company’s named executive officers, as described in the proxy statement, was approved on an advisory basis based upon the following votes:

Votes in Favor	Votes Against	Abstain	Broker Non-Votes
5,443,720	3,857,653	3,757,636	2,874,955

3.	UHY LLP was ratified as the Company’s independent registered public accounting firm for the 2022 fiscal year based upon the following votes:

Votes in Favor	Votes Against	Abstain
15,162,244	745,489	26,231

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPTIMIZERX CORPORATION

Date: June 16, 2025	By:	/s/ Marion Odence-Ford
	Name:	Marion Odence-Ford
	Title:	Chief Legal Officer

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